SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 19, 2003



                                  Duratek, Inc.
                       --------------------------------
                  (Exact Name of Registrant as Specified in its
                                    Charter)



Delaware                            0-14292                         22-2427618
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(State or Other Jurisdiction of   (Commission File           (I.R.S. Employer
      Incorporation)                 Number)             Identification Number)



                10100 Old Columbia Road, Columbia, Maryland            21046
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                (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                                  DURATEK, INC.



Item 5.    Other Events and Required FD Disclosure.


     On November 19, 2003, Duratek, Inc. issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Michael Bayer to its Board of Directors. Mr. Bayer fills the position being vacated by Earle C. Williams, who is retiring from the Board after eight years of distinguished service.


         99.1 Press Release, issued November 19, 2003.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DURATEK, INC.


Date: November 19, 2003           By: /s/ Robert F. Shawver
      -----------------              ------------------------
                                     Robert F. Shawver
                                     Executive Vice President and
                                     Chief Financial Officer

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



Exhibit Index

99.1              Press Release dated November 19, 2003 issued by Duratek, Inc.

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